================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of Earliest
                         Event Reported): July 22, 2006

                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-50802

                  Florida                                  65-0768951
       ----------------------------                   -------------------
       (State or other jurisdiction                     (I.R.S. Employer
             of incorporation)                        Identification No.)

      2234 Colonial Boulevard, Fort Myers, Florida          33907
      --------------------------------------------        ----------
        (Address of principal executive offices)          (Zip Code)

                                 (239) 931-7275
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 22, 2006, Radiation Therapy Services, Inc. ("the Company") entered into a letter agreement with Patricia Gondolfo which provides for her resignation as the Company's Chief Operating Officer and a lump sum severance payment to her of $500,000 in the event such letter agreement is not revoked by her within seven days. A copy of the letter agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 22, 2006, Patricia Gondolfo resigned as the Company's Chief Operating Officer.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits

            10.1 letter agreement dated July 22, 2006 between Patricia Gondolfo and Radiation Therapy Services, Inc..

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RADIATION THERAPY SERVICES, INC.

                                                By:  /s/ David Koeninger
                                                     ---------------------------
                                                     David Koeninger
                                                     Principal Financial Officer

Dated:  July 24, 2006